                   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                       PASS-THROUGH CERTIFICATES, SERIES 1996-1


               Distribution Date:            Summary  May 1, 1996 through
                                                  December 31, 1996
             Amount reimbursable to the Servicer                     44,012.65
                                                          ---------------------
SENIOR CERTIFICATES
     1 (a)   Amount Available (including Monthly
             Servicing Fee)                                      16,488,854.46
                                                          ---------------------
       (b)   Class A-6 Interest Deficiency Amount
             (if any) and Class B-1 Interest Deficiency
             Amount (if any) withdrawn for prior
             Remittance Date                                              0.00
                                                          ---------------------
       (c)   Amount Available after giving effect to
             withdrawal of Class A-6 Interest Deficiency
             Amount and Class B-1 Interest Deficiency
             Amount for prior Remittance Date                    16,488,854.46
                                                          ---------------------

Interest
     2 Aggregate Interest (total):                                5,374,135.78
                                                          ---------------------

       (a)   Class A-1 Remittance Rate                     6.4
                                                          ---------------------
       (b)   Class A-1 Interest                                   1,287,815.62
                                                          ---------------------
       (c)   Class A-2 Remittance Rate                     6.75
                                                          ---------------------
       (d)   Class A-2 Interest                                   1,186,200.00
                                                          ---------------------
       (e)   Class A-3 Remittance Rate                     6.975
                                                          ---------------------
       (f)   Class A-3 Interest                                   1,109,583.04
                                                          ---------------------
       (g)   Class A-4 Remittance Rate                     7.30
                                                          ---------------------
       (h)   Class A-4 Interest                                     589,596.64
                                                          ---------------------
       (i)   Class A-5 Remittance Rate                     7.575
                                                          ---------------------
       (j)   Class A-5 Interest                                   1,200,940.48
                                                          ---------------------

     3 Amount applied to:
       (a)   Unpaid Senior Interest Shortfall                             0.00
                                                          ---------------------

     4 Remaining:
       (a)   Unpaid Senior Interest Shortfall                             0.00
                                                          ---------------------


                                        Page 1


Principal                                           Count
        Prior Period Ending Scheduled Balance        5,660      161,980,708.01
                                                    ---------------------------

     5  Formula Principal Distribution Amount:
   (a)  Scheduled principal                                       1,976,500.68
                                                          ---------------------
   (b)  Principal Prepayments (PIF & Curtailments)   (102)        2,947,619.87
                                                    ---------------------------
   (c)  Liquidated Contracts                          (22)          450,154.09
                                                    ---------------------------
   (d)  Repurchases (Principal)                        (6)          215,917.80
                                                    ---------------------------
   (e)  Accelerated Principal                                     2,428,713.23
                                                          ---------------------
                                                                  8,018,905.67
                                                          ---------------------


     6  Pool Count/Scheduled Principal Balance       5,530      156,390,515.57
                                                    ---------------------------

     7  Unpaid Senior Principal Shortfall (if any)
        following prior Remittance Date                                   0.00
                                                         ----------------------

     8  Senior Percentage for such Remittance Date
        (Until Class B Cross-Over Date, and on each
        Remittance Date thereafter unless each
        Class B Principal Distribution Test is
        satisfied, equals Senior Principal Balance
        divided by Pool Scheduled Principal Balance)     100.00
                                                         ----------------------

     9  Senior Percentage for the following
        Remittance Date                                  100.00
                                                         ----------------------

     10 Senior principal distribution:
        (a)  Class A-1                                            8,018,905.67
                                                         ----------------------
        (b)  Class A-2                                                    0.00
                                                         ----------------------
        (c)  Class A-3                                                    0.00
                                                         ----------------------
        (d)  Class A-4                                                    0.00
                                                         ----------------------
        (e)  Class A-5                                                    0.00
                                                         ----------------------

     11 (a)  Class A-1 Ending Principal Balance                  25,525,094.33
                                                         ----------------------
        (b)  Class A-2 Ending Principal Balance                  26,360,000.00
                                                         ----------------------
        (c)  Class A-3 Ending Principal Balance                  23,862,000.00
                                                         ----------------------
        (d)  Class A-4 Ending Principal Balance                  12,115,000.00
                                                         ----------------------
        (e)  Class A-5 Ending Principal Balance                  23,781,000.00
                                                         ----------------------

     12 Unpaid Senior Principal Shortfall (if any)
        following current Remittance Date                                 0.00
                                                         ----------------------


                                        Page 2



CLASS A-6 CERTIFICATES

     13 Class A-6 Amount Available                                3,095,813.01
                                                         ----------------------

Interest

     14 Aggregate Interest
        (a)  Class A-6 Remittance Rate (        %
             unless Weighted Average Contract
             Rate is below         %)                      7.975
                                                         ----------------------
        (b)  Class A-6 Interest                                     678,619.36
                                                         ----------------------
     15 Amount applied to Unpaid Class A-6
        Interest Shortfall                                                0.00
                                                         ----------------------
     16 Amount applied to Class A-6 Interest
        Deficiency Amount                                                 0.00
                                                         ----------------------
     17 Remaining unpaid Class A-6 Interest
        Deficiency Amount                                                 0.00
                                                         ----------------------
     18 Remaining Unpaid Class A-6 Interest
        Shortfall                                                         0.00
                                                         ----------------------

Principal

     19 Formula Principal Distribution Amount (total):                    0.00
                                                         ----------------------
        (a)  Scheduled principal                                          0.00
                                                         ----------------------
        (b)  Principal Prepayments                                        0.00
                                                         ----------------------
        (c)  Liquidated Contracts                                         0.00
                                                         ----------------------
        (d)  Repurchases                                                  0.00
                                                         ----------------------
        (e)  Accelerated Principal                                        0.00
                                                         ----------------------
     20 Pool Scheduled Principal Balance                        156,390,515.57
                                                         ----------------------
     21 Class A-6 Percentage after prior
        Remittance Date                                    0.00
                                                         ----------------------
     22 Class A-6 Percentage for such Remittance
        Date                                               0.00
                                                         ----------------------
     23 Class A-6 Percentage for the following
        Remittance Date                                    0.00
                                                         ----------------------
     24 Class A-6 principal distribution:
        (a)  Class A-6 (current)                                          0.00
                                                         ----------------------
        (b)  Unpaid Class A-6 Principal Shortfall
             (if any) following prior Remittance Date                     0.00
                                                         ----------------------
     25 Unpaid Class A-6 Principal Shortfall (if any)
        following current Remittance Date                                 0.00
                                                         ----------------------
        Class A-6 Principal Balance                              12,764,000.00
                                                         ----------------------

Class B Principal Distribution Tests (tests must be
satisfied on or after the Remittance Date occurring
in June 1999)                                                           n/a
                                                         ----------------------


                                        Page 3


     26 Average Sixty-Day Delinquency Ratio Test
        (a)  Sixty-Day Delinquency Ratio for
             current Remittance Date                                      7.57%
                                                         ----------------------
        (b)  Average Sixty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed      5        %)  re: Class B
             Prin. Distri Test                                            6.38%
                                                         ----------------------

     27 Average Thirty-Day Delinquency Ratio Test
        (a)  Thirty-Day Delinquency Ratio for
             current Remittance Date                                     14.86%
                                                         ----------------------
        (b)  Average Thirty-Day Delinquency Ratio
             (arithmetic average of ratios for this
             month and two preceding months; may not
             exceed    7*         %)  re: Class B
             Prin. Distri. Test                                          13.01%
                                                         ----------------------

     28 Cumulative Realized Losses Test
        (a)  Cumulative Realized Losses for current
             Remittance Date (as a percentage of
             Cut-off Date Pool Principal Balance;
             may not exceed 7% from June 1, 2000 to
             May 31, 2001, 8% from June 1, 2001 to
             May 31, 2002, 9% from June 1, 2002
             and thereafter)                                              0.13%
                                                         ----------------------

                                                                    210,259.64
                                                         ----------------------

     29 Current Realized Losses Test
        (a)  Current Realized Losses for current
             Remittance Date                                        210,259.64
                                                         ----------------------
        (b)  Current Realized Loss Ratio (total
             Realized Losses during the 12
             immediately preceding Collection Period,
             divided by the arithmetic average
             of Pool Scheduled Balances as of the
             preceding Collection Period and the Pool
             Scheduled Balance as of the last day of
             the immediately preceding Collection
             Period; may not exceed 2.75%)                                0.13%
                                                         ----------------------

     30 Class B Principal Balance Test
        (a)  Class B Principal Balance will be
             considered satisfied for any Remittance
             Date, that the sum of the Class B
             Principal Balance and the
             Overcollateralization Amount as of such
             Remittance Date, before giving effect to
             distributions on such Remittance Date,
             is greater than or equal to $3,239,614.             31,983,421.24
                                                         ----------------------


                                        Page 4


CLASS B-1 CERTIFICATES

     31 Amount Available less the Senior Distribution
        Amount and Class A-6 Distribution Amount                  2,417,193.65
                                                         ----------------------

Interest

     32 Class B-1 Remittance Rate                          8.040
                                                         ----------------------
     33 Class B-1 Interest                                          940,733.60
                                                         ----------------------
     34 Current Interest                                            940,733.60
                                                         ----------------------

     35 Amount applied to Unpaid Class B-1
        Interest Shortfall                                                0.00
                                                         ----------------------

     36 Amount applied to Class B-1 Interest
        Deficiency Amount                                                 0.00
                                                         ----------------------

     37 Remaining unpaid Class B-1 Interest
        Deficiency Amount                                                 0.00
                                                         ----------------------
     38 Remaining Unpaid Class B-1 Interest Shortfall                     0.00
                                                         ----------------------

Principal

     39 Unpaid Class B-1 Principal Shortfall (if any)
        following prior Remittance Date                                   0.00
                                                         ----------------------

     40 (a)  Class B Percentage for such Remittance
             Date (until Class B Cross-over Date, and
             on each Remittance Date thereafter unless
             each Class B Principal Distribution Test
             is satisfied, equals zero.  Thereafter,
             if each Class B Principal Distribution
             Test is satisfied, equals 100% minus
             Senior Percentage)                            0.00
                                                         ----------------------
      (b)    Class B Percentage for the following
             Remittance Date                               0.00
                                                         ----------------------

     41 Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                            0.00
                                                         ----------------------

     42 (a)  Class B-1 Principal Shortfall                                0.00
                                                         ----------------------
        (b)  Unpaid Class B-1 Principal Shortfall                         0.00
                                                         ----------------------

     43 Class B Principal Balance                                27,124,000.00
                                                         ----------------------

     44 Class B-1 Principal Balance                              17,551,000.00
                                                         ----------------------


                                        Page 5


CLASS B-2 CERTIFICATES

     45 Remaining Amount Available                                1,476,460.05
                                                         ----------------------


Interest

     46 Class B-2 Remittance Rate (      %, unless
        Weighted Average Contract Rate is less
        than          %)                                  10.125
                                                         ----------------------
     47 Class B-2 Interest                                          646,177.52
                                                         ----------------------
     48 Current Interest                                            646,177.52
                                                         ----------------------
     49 Amount applied to Unpaid Class B-2 Interest
        Shortfall                                                         0.00
                                                         ----------------------
     50 Remaining Unpaid Class B-2 Interest Shortfall                     0.00
                                                         ----------------------


Principal

     51 Unpaid Class B-2 Principal Shortfall (if any)
        following prior Remittance Date                                   0.00
                                                         ----------------------
     52 Class B-2 Principal Liquidation Loss Amount                       0.00
                                                         ----------------------
     53 Current principal (zero until Class B-1 paid
        down; thereafter, Class B Percentage of
        Formula Principal Distribution Amount)                            0.00
                                                         ----------------------
     54 Class B-2 Principal Balance                               9,573,000.00
                                                         ----------------------



SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of month-end.

     56 30-59 days                                               11,400,063.49
                                                         ----------------------
     57 60 days or more                                          11,837,898.87
                                                         ----------------------
     58 Manufactured Homes repossessed                                     114
                                                         ----------------------
     59 Manufactured Homes repossessed but
        remaining in inventory                                              83
                                                         ----------------------
     60 Weighted Average Contract Rate of all
        outstanding Contracts (Note: Does not include             9.4440236818
        servicing fee.)                                  ----------------------


                                        Page 6


RESIDUAL CERTIFICATES
     61 (a)  Monthly Servicing Fee (deducted from
             Certificate Account balance to arrive at
             Amount Available if the Company is not
             the Servicer; deducted from funds remaining
             after payment of Senior Distribution Amount,
             Class A-6 Distribution Amount, Class B-1
             Distribution Amount, and Class B-2
             Distribution Amount, if the Company is
             the Servicer)                                          355,187.71
                                                         ----------------------
     (b)     Monthly interest on certificate account:                12,099.89
                                                         ----------------------

CLASS A-6, CLASS B-1,  AND CLASS B-2 CERTIFICATES
     62 Class A-4 Interest Deficiency on such
        Remittance Date                                                   0.00
                                                         ----------------------
     63 Class B-1 Interest Deficiency on such
        Remittance Date                                                   0.00
                                                         ----------------------
     64 Class B-2 Interest Deficiency on such
        Remittance Date                                                   0.00
                                                         ----------------------

REPOSSESSED CONTRACTS
     65 Repossessed Contracts                                     2,795,501.09
                                                         ----------------------
     66 Repossessed Contracts Remaining in Inventory              2,044,295.13
                                                         ----------------------

ACCELERATED PRINCIPAL CALCULATION
     67 Remaining Amount Available                                  462,994.95
                                                         ----------------------
     68 Accelerated Principal                                     2,428,713.23
                                                         ----------------------

RESIDUAL CERTIFICATES
     69 Class "C" Distribution Amount (The lessor of
        the amount available or the excess, if , any,
        1/12 Weighted Net Contract Rate at beginning
        x pool scheduled balance at beginning  MINUS
        the Certificate Interest [A-1 to B-2]
        Distribution Amount for date.)                              462,994.95
                                                         ----------------------

     70 Release Amount (if B-2 is zero)                                   0.00
                                                         ----------------------

     71 Reimburse Residual Certificate Holder per                         0.00
        Section 10.06 (REMIC Tax Matters)                ----------------------

     72 Remaining to Residual Holder                                      0.00
                                                         ----------------------


Please contact the Bondholder Relations Department of the Bank of New York at (212) 815 - 2793 with any questions regarding this Statement on your Distribution.


                                        Page 7